UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 3, 2021
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street,
Kearney,	Nebraska	68845-4915
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491
__________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	BKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 3, 2021, the Board of Directors (the “Board”) of The Buckle, Inc. (the “Company”) approved certain amendments to the Company’s Amended and Restated Bylaws (the "Amended and Restated Bylaws”). These amendments included adding a new Section 11 to Article 2 thereof containing an exclusive forum provision (the “Forum Provision”). The Forum Provision provides that, unless the Company consents in writing to the selection of an alternative forum, the state and federal courts in Nebraska shall be the sole and exclusive forums for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Nebraska Model Business Corporation Act, the Articles of Incorporation or the Amended and Restated Bylaws of the Company or (iv) any action asserting a claim governed by the internal affairs doctrine.

In addition, the amendments include certain administrative items, such as presumption of assent for director voting, communication capabilities related to the Company’s interactions with shareholders and directors, as well as updates to the Board’s Committee structure and responsibilities to provide additional flexibility as the Board’s needs change over time.

The amendments to the Amended and Restated Bylaws were effective at adoption. The foregoing summary of the amendments contained within the Company’s Amended and Restated Bylaws is qualified in its entirety by the text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01.     Other Events

On December 6, 2021, The Buckle, Inc. issued a press release announcing a special cash dividend of $5.65 per share and a quarterly dividend of $0.35 per share to be paid together on December 29, 2021, for shareholders of record at the close of business on December 20, 2021.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).     Exhibits

Exhibit 3.2    Amended and Restated Bylaws of The Buckle, Inc
Exhibit 99.1    Press Release Dated December 6, 2021
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: December 7, 2021	By: /s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 3.2	Amended and Restated Bylaws of The Buckle, Inc.

Exhibit 99.1	Press Release Dated December 6, 2021

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)